SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): September 9, 2003
                                                           -----------------



                             KINGDOM VENTURES, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State of Other Jurisdiction of Incorporation)

         000-32273                                     88-0419183
(Commission File Number)                   (IRS Employer Identification No.)

         1045 STEPHANIE WAY
         MINDEN, NEVADA                                  89423
(Address of Principal Executive Offices)              (Zip Code)

                                 (775) 267-2242
              (Registrant's Telephone Number, Including Area Code)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           On September 9, 2003, Kingdom Ventures, Inc., through its majority owned subsidiary AACC Acquisition Corporation, Inc., a Nevada corporation, merged with American Association of Christian Counselors, Inc., Texas corporation. As a result of the merger, the shareholder, Tim Clinton of American Association of Christian Counselors, Inc. exchanged all of the outstanding shares of capital stock for consideration consisting of a secured promissory note in the amount of $750,000, a Consulting Agreement requiring $1,250,000 in cash payments to the shareholder and 6,000,000 shares of Kingdom Ventures, Inc. common stock, $.001 par value per share, subject to adjustment for the market price of such shares. AACC Acquisition Corporation, Inc. was the surviving entity and immediately changed its name to American Association of Christian Counselors, Inc.


ITEM 7.  EXHIBITS.

         The following Financial Statements for the American Association of Christian Counselors, Inc., a Texas corporation, are filed as pages F-1 through F-8 of this report.

         Independent Auditors Report                                    F-1
         Balance Sheet                                                  F-2
         Statement of Operations and Retained Earnings                  F-3
         Statement of Cash Flows                                        F-4
         Notes to Financial Statements                                  F-5

         The unaudited pro forma balance sheet and income statement of Kingdom Ventures, Inc. is filed as pages F-9 through F-10 with this report.

         The following documents are filed as an Exhibit to this report.

2.1*     Agreement  and Plan of Merger dated July 31, 2003 by and among  Kingdom
         Ventures,   Inc.,  AACC   Acquisition   Corporation,   Inc.,   American
         Association of Christian Counselors, Inc., and Dr. Timothy E. Clinton.

2.2* Consulting Agreement between Kingdom Ventures, Inc. and Dr. Timothy E. Clinton

2.3*     Promissory  Note between  Kingdom  Ventures,  Inc.  and Dr.  Timothy E.
         Clinton

99.1*    Press release date September 9, 2003.


* Filed with the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2003 and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            KINGDOM VENTURES, INC.


Date: December 5, 2003                      By: /s/ Gene Jackson
                                                --------------------------
                                                Gene Jackson, President and
                                                Chief Executive Officer

                                TABLE OF CONTENTS



                                                                       Page
                                                                      Number
                                                                   -------------

Report of Independent Auditors                                          F-1

Audited Financial Statements:

Consolidated Balance Sheets                                             F-2
Consolidated Statements of Operations and Accumulated Deficit           F-3
Consolidated Statements of Cash Flows                                   F-4
Notes to Consolidated Financial Statements                              F-5

                        Wrinkle, Gardner & Company, P.C.
                          Certified Public Accountants
                                   PO Box 1707
                            Friendswood, Texas 77549
                                 (281) 992-2200

                         Report of Independent Auditors

Board of Directors
American Association of Christian Counselors, Inc.
Forest, Virginia

We have audited the accompanying consolidated balance sheets of American Association of Christian Counselors, Inc. (a Texas corporation) as of July 31, 2003 and December 31, 2002, and the related consolidated statements of operations and accumulated deficit and cash flows for the seven months and year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U. S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Association of Christian Counselors, Inc. as of July 31, 2003 and December 31, 2002, and the results of its operations and its cash flows for the seven months and year then ended in conformity with U. S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 7 to the consolidated financial statements, conditions exist which raise substantial doubt about the Company's ability to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Those conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Wrinkle, Gardner & Company, P. C.

Friendswood, Texas
December 1, 2003

AMERICAN ASSOCIATION OF CHRISTIAN COUNSELORS, INC.
CONSOLIDATED BALANCE SHEETS

                                                                               July 31            December 31
                                                                                2003                 2002
                                                                             -----------          -----------
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                               $         0          $    11,377
     Accounts receivable, trade (no allowance for bad debts)                       3,488                3,586
     Due from related parties and entities                                       250,370              238,232
     Inventory                                                                   465,281              202,321
     Prepaid expenses                                                            120,067                    0
                                                                             -----------          -----------
                                    Total current assets                         839,206              455,516

PROPERTY AND EQUIPMENT, at cost
     Office furniture and equipment                                              125,544              125,544
     Computer equipment                                                           56,359               53,381
     Magazine design                                                             159,355              159,355
     Mailshop equipment                                                           48,998               48,998
     Leasehold improvements                                                        3,597                3,597
     Less: Accumulated depreciation                                             (113,776)             (88,245)
                                                                             -----------          -----------
                                                                                 280,077              302,630

OTHER ASSETS                                                                      10,099               10,099
                                                                             -----------          -----------
                                        Total assets                         $ 1,129,382          $   768,245
                                                                             ===========          ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable and other current liabilities                          $ 2,951,750          $ 2,097,315
     Notes payable                                                               339,567              110,316
     Current portion of long-term debt                                            40,442               56,100
                                                                             -----------          -----------
                                  Total current liabilities                    3,331,759            2,263,731

LONG-TERM DEBT, less current portion                                              19,516               24,418

MINORITY INTEREST                                                               (242,474)            (187,664)

STOCKHOLDER'S DEFICIT
     Common stock                                                                  1,000                1,000
     Accumulated deficit                                                      (1,980,419)          (1,333,240)
                                                                             -----------          -----------
                                 Total stockholder's deficit                  (1,979,419)          (1,332,240)
                                                                             -----------          -----------
                         Total liabilities and stockholder's deficit         $ 1,129,382          $   768,245
                                                                             ===========          ===========

See accompanying summary of accounting policies and notes financial statements.

AMERICAN ASSOCIATION OF CHRISTIAN COUNSELORS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT

                                                             Seven months             Year
                                                                 Ended                Ended
                                                             July 31, 2003       December 31, 2002
                                                             ------------          ------------
Revenues:
   Memberships                                               $  1,081,645          $  3,206,738
   Products                                                     1,945,011             5,692,383
   Conferences                                                    398,127               941,791
   Publications and other revenue                                 631,605               724,216
                                                             ------------          ------------
                          Total revenues                        4,056,388            10,565,128

Cost of revenues                                               (2,725,597)           (6,952,924)
                                                             ------------          ------------
                           Gross margin                         1,330,791             3,612,204

Operating expenses:
   General and administrative                                   1,855,013             2,988,407
   Depreciation and amortization expense                           25,531                56,223
                                                             ------------          ------------
                     Total operating expenses                   1,880,544             3,044,630
                                                             ------------          ------------
               Net earnings before minority interest             (549,753)              567,574
                         Minority interest                         54,810               187,664
                                                             ------------          ------------
                           Net earnings                          (494,943)              755,238

Accumulated deficit at beginning of period                     (1,333,240)           (2,030,552)
Distributions to shareholder                                     (152,236)              (57,926)
                                                             ------------          ------------
Accumulated deficit at end of period                         $ (1,980,419)         $ (1,333,240)
                                                             ============          ============

See accompanying summary of accounting policies and notes financial statements.

AMERICAN ASSOCIATION OF CHRISTIAN COUNSELORS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                            Seven months         Year
                                                                               Ended             Ended
                                                                          July 31, 2003    December 31, 2002
                                                                          -------------    -----------------
OPERATING ACTIVITIES
    Net earnings                                                            $(494,943)         $ 755,238
    Adjustments to reconcile net earnings to net cash
       (used in) operating activities:
          Provision for bad debts                                              11,592             81,085
          Depreciation and amortization                                        25,531             56,223
          Minority interest                                                   (54,810)          (187,664)
       Changes in operating assets and liabilities:
          Accounts receivable, trade                                          (11,494)           140,429
          Inventory                                                          (262,960)          (109,104)
          Prepaid expenses                                                   (120,067)                 0
          Other assets                                                              0             65,978
          Accounts payable and other current liabilities                      854,435           (808,935)
                                                                            ---------          ---------
    Net cash (used in) operating activities                                   (52,716)            (6,750)

INVESTING ACTIVITIES
    Capital expenditures                                                       (2,978)           (80,664)
    Related parties                                                           (12,138)            44,563
                                                                            ---------          ---------
    Net cash (used in) investing activities                                   (15,116)           (36,101)

FINANCING ACTIVITIES
    Proceeds from debt                                                        229,250            110,316
    Principal payments on debt                                                (20,559)                 0
    Distributions to shareholder                                             (152,236)           (59,926)
                                                                            ---------          ---------
    Net cash provided by financing activities                                  56,455             50,390
                                                                            ---------          ---------
                   (Decrease) increase in cash and cash equivalents           (11,377)             7,539
Cash and cash equivalents at beginning of period                               11,377              3,838
                                                                            ---------          ---------
Cash and cash equivalents at end of period                                  $       0          $  11,377
                                                                            =========          =========

Supplemental disclosures:
    Cash paid for interest                                                  $   2,400          $   7,800
                                                                            =========          =========

See accompanying summary of accounting policies and notes financial statements.

AMERICAN ASSOCIATION OF CHRISTIAN COUNSELORS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
July 31, 2003

1. BUSINESS

American Association of Christian Counselors, Inc. (AACC) (a Texas corporation) was incorporated on October 30, 1991. AACC exists to help professional, pastoral and lay caregivers provide effective Christ-centered soulcare for those seeking direction in life.

AACC is committed to assisting Christian counselors whether those counselors are licensed professionals or caring church members with little or no formal training. It is AACC's intention to equip professional, pastoral and lay caregivers with biblical, theological and psychological truth that ministers to the soul of a hurting person and helps them move to personal wholeness, interpersonal competence, mental stability, and spiritual maturity.



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Consolidation

The consolidated financial statements include 100% of the assets, liabilities, revenues, expenses, income, loss and cash flows of AACC and all companies in which AACC has a controlling voting interest ("subsidiary"), as if AACC and its subsidiary were a single company. Intercompany accounts and transactions between the consolidated companies have been eliminated. Significant accounts and transactions between AACC and its affiliates are disclosed as related party transactions.


Use of Estimates

The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates that affect the reported amounts of assets, liabilities, sales, and expenses. Actual results could differ from the estimates used.



Cash and Equivalents

Cash equivalents consist of short-term investments that are readily convertible into cash and have original maturities of three months or less when purchsed. Cash equivalents are carried at cost, which approximates fair value.


Fair Value of Financial Instruments

The carrying value of AACC's financial instruments approximates fair value. The fair value of financial instruments is generally based on estimates using present value or other valuation techniques.

The fair value of long-term borrowings was estimated by discounting future cash flows, including interest payments, using rates currently available for debt of similar terms and maturities, based on AACC's credit standing and other market factors. As of July 31, 2003 and December 31, 2002, the carrying amount of long-term borrowings approximates its fair value.

Allowance for Doubtful Accounts

Management has determined that no allowance doubtful accounts is necessary as of July 31, 2003 or December 31, 2002.

Inventory

Inventories consisting of paper and product merchandise are stated at the lower of unamortized cost or net realizable value. Cost of produced merchandise consists principally of direct production costs and production overhead. These costs are amortized over thirty-six (36) months, the estimated useful life of the product, unless a loss is anticipated for the production, in which case losses are provided in full. Cost is determined using the first-in, first-out method (FIFO).


Property and Equipment

Property and equipment are presented at cost. Depreciation is computed at rates sufficient to amortize the cost of the assets over their estimated useful lives of five years, using the straight-line method.


Segment and Geographic Information

AACC operates in one principal business segment across domestic markets. International sales have been insignificant throughout the history of the Company. There were no transfers between geographic areas. Substantially all of the domestic operating results and identifiable assets are in the United States.


Concentrations of Credit Risk

As of July 31, 2003 and December 31, 2002, there were no customers that represented a significant percentage of sales or accounts receivable. Concentrations with respect to trade receivables are generally limited due to the Company's large number of customers and their geographic and economic dispersion. Financial instruments that potentially subject the Company to credit risks consist primarily of cash accounts on deposit with banks which, at times, may exceed federally insured limits. The Company believes it is not exposed to any significant credit risk related to cash or accounts receivable.


Impairment of Long-Lived Assets

AACC reviews the carrying values of its long-lived and identifiable intangible assets for possible impairment, at least annually, or whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable.


Advertising

AACC expenses advertising costs as they are incurred. Advertising expense for the seven months ended July 31, 2003 totaled $56,000 and for the year ended December 31, 2002 totaled $24,000.


New Accounting Standards

Effective July 1, 2001, AACC adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS 141 requires that the purchase method of accounting be used for all future business combinations and specifies criteria that intangible assets acquired in a business combination must meet to be recognized and reported apart from goodwill. SFAS No. 142 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of SFAS No. 142. SFAS No. 142 will also require that intangible assets with estimable useful lives be amortized over their respective estimated useful lives, and reviewed for impairment in accordance with SFAS No.
121. The adoption of SFAS 141 and SFAS 142 had no material impact on the financial position, results of operations or cash flows of AACC.

AACC adopted the provisions of SFAS No. 143, "Accounting for Asset Retirement Obligations" that records the fair value of the liability for closure and removal costs associated with the legal obligations upon retirement or removal of any tangible long-lived assets. The initial recognition of the liability will be capitalized as part of the asset cost and depreciated over its estimated useful life. SFAS 143 was adopted effective January 1, 2003. The adoption of SFAS 143 had no material impact on the financial position, results of operations or cash flows of AACC.


AACC adopted the provisions of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," effective in 2002. The adoption of SFAS No. 144 had no material impact on the financial position, results of operations or cash flows of AACC.

AACC has adopted the provisions of the Emerging Issues Task Force (EITF) Issue No. 02-16, "Accounting by a Customer (including a Reseller) for Cash Consideration Received from a Vendor." The provisions of EITF No. 02-16 are effective for periods beginning after December 15, 2002 with certain provisions effective for arrangements entered into after November 21, 2002. EITF No. 02-16 provides guidance as to the recognition and classification of monies received from vendors. The adoption of this consensus had no material impact on the financial position, results of operations or cash flows of AACC.

In November 2002, the EITF reached a consensus on Issue No. 00-21, "Multiple-Deliverable Revenue Arrangements." EITF No. 00-21 addresses how to account for revenue arrangements with multiple deliverables and provides guidance relating to when such arrangements should be divided into components for revenue recognition purposes. The consensus will be effective for agreements entered into in fiscal 2004 with early adoption permitted. The adoption of this consensus will not have a material impact on AACC's consolidated financial statements.


In January 2003, the FASB issued Interpretation No. 46, :The adoption of SFAS No. 144 had no material impact on the financial position, results of operations or cash flows of AACC. "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin (ARB) No. 51." This interpretation introduces a new consolidation model, the variable interests model, which determines control (and consolidation) based on potential variability in gains and losses of the entity being evaluated for consolidation. The interpretation's consolidation provisions apply immediately to variable interests in variable interest entities (VIE's) created after January 31, 2003 and apply in the first fiscal year or interim period beginning after June 15, 2003 to VIE's acquired before February 1, 2003. The adoption of this interpretation will not have a material impact on AACC's consolidated financial statements.

Revenue Recognition

Membership and Renewal Revenue

Membership and renewal reveunue is recognized over the term of the membership, which is generally one year, on a straight-line basis. Deferred revenue is recorded as a liability on the accompanying balance sheets.



Conference Revenue

Conference revenue is recognized at the time the conference takes place.


Video and Product Sales

Revenue from video and product sales is recorded when the item ships to the customer.


Advertising Revenue

Advertising revenue is recorded when the publication containing the ad is distributed.


Deferred Revenue

Deferred revenue represents cash receipts prior to the balance sheet date for events scheduled to occur subsequent to the balance sheet date. AACC typically requires conference registration fees be paid in advance of the conference taking place. As of July 31, 2003 and December 31, 2002, deferred revenue was $1,077,672 and $81,608, respectively. These amounts relate primarily to the World Conference which took place from September 24-27, 2003.


Shipping and Handling Costs

Shipping and handling costs include book packaging, postage and delivery costs associated with the delivery of videos and other products to customers. These costs are included in cost of goods sold and totaled $1.0 million for the seven months ended July 31, 2003 and $2.6 million for the year ended December 31, 2002.


3.  FEDERAL INCOME TAXES

The financial statements do not include a provision for federal income taxes because AACC and its subsidiaries are tax exempt. Earnings and losses are included in the owners' income tax returns. State income taxes are not material to the financial statements taken as a whole.


4.  LONG-TERM DEBT
                                                                                          July 31            December 31
                                                                                           2003                 2002
                                                                                     ---------------------------------------
Note  payable  to  financial  institution,  bearing  interest  at prime plus 1%, monthly installments of $1,535 including interest, balance due November 2003,
secured by equipment.                                                                $       3,461          $     13,913


Note  payable  to  financial  institution,  bearing  interest  at prime plus 1%, monthly installments of $502 including interest,  balance due October 2003,
secured by equipment.                                                                        1,158                 4,576

Note  payable  to  financial  institution,  bearing  interest  at prime plus 1%, monthly installments of $568 including interest, balance due February 2004,
secured by assets and guarantee                                                             27,654                29,859



Note  payable  to  financial  institution,  bearing  interest  at prime plus 1%, monthly installments of $783 including interest, balance
due October 2006, secured by assets and guarantee of shareholder.                           27,685                32,171
                                                                                     -------------        --------------
                                                                                            59,958                80,519
                Less: Current portion                                                      (40,442)              (56,100)
                                                                                     -------------        --------------
                                                                                     $      19,516        $       24,419
                                                                                     =============        ==============


Future maturities of long-term debt are estimated as follows as of July 31, 2003:

                            2004                $          40,442
                            2005                            8,422
                            2006                            8,876
                            2007                            2,218
                                                ------------------
                                                $          59,958
                                                ==================

5.  RELATED PARTY TRANSACTIONS

                                                        July 31    December 31
                                                         2003         2002
                                                      --------------------------
Receivables from related parties are as follows:

Entity 50% owned by AACC shareholder                  $    3,184   $      3,184
Entity 33.33% owned by AACC shareholder                  168,252        168,252
Entity 25% owned by AACC shareholder                      10,700         10,700




6.  BENEFIT PLANS

AACC provides regular full time employees the option of participating in the Company's retirement program after two years of service. AACC matches 100% up to 1% of the employees' yearly salary into their retirement account through a Simple IRA program. Employee contributions are payroll deducted. AACC matching contributions were $1,500 and $6,000 for the seven months ended July 31, 2003 and the year ended December 31, 2002, respectively.


7.  GOING CONCERN

These statements are presented on the basis that AACC is a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. The Company has incurred net losses of $2.0 million from inception to July 31, 2003.

Should  AACC  need  additional  financing,   management  intends  to  raise  the
additional capital through public and/or private equity and/or debt financing.

KINGDOM VENTURES, INC. (FORMERLY LEGENDS OF THE FAITH, INC.)
UNAUDITED PRO FORMA BALANCE SHEET
January 31, 2003

                                                                                  American
                                                                Kingdom          Association         Pro             Pro
                                                             Ventures, Inc.     of Christian        Forma           Forma
                                                               per 10KSB      Counselors, Inc.   Adjustments        Total
                                                             ----------------------------------------------------------------
ASSETS
    Current assets                                           $   320,836       $   400,000       $         0      $   720,836
    Property and equipment, net                                  126,235           155,000                 0          281,235
    Other assets, including goodwill                             506,386            10,000         4,200,000        4,716,386
                                                             ----------------------------------------------------------------
                            Total assets                     $   953,457       $   565,000       $ 4,200,000      $ 5,718,457
                                                             ================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
    Current liabilities                                      $   963,568       $ 2,482,000       $ 2,000,000      $ 5,445,568
    Long term liabilities                                              0            23,000                 0           23,000
    Minority interest                                             22,323          (280,000)                0         (257,677)
    Stockholders' equity                                         (32,434)       (1,660,000)        2,200,000          507,566
                                                             ----------------------------------------------------------------
             Total liabilities and stockholders' equity      $   953,457       $   565,000       $ 4,200,000      $ 5,718,457
                                                             ================================================================


Pro forma adjustments reflect goodwill recorded, notes payable of $2,000,000 and issuance of 6,000,000 shares of common stock valued at $2,200,000 as if transaction had occurred January 31, 2003 and includes all material adjustments considered necessary by management for presentation in accordance with generally accepted accounting principles.

KINGDOM VENTURES, INC. (FORMERLY LEGENDS OF THE FAITH, INC.)
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the year ended January 31, 2003

                                                                                              American
                                                          Kingdom          Association           Pro                 Pro
                                                       Ventures, Inc.     of Christian          Forma               Forma
                                                         per 10KSB      Counselors, Inc.      Adjustments           Total
                                                       ---------------------------------------------------------------------
Revenues                                               $  3,194,813       $ 10,220,000       $                  $ 13,414,813
Expenses                                                  3,384,880         10,060,000                            13,444,880
                                                         -------------------------------------------------------------------
Loss from operations                                       (190,067)           160,000                               (30,067)
Other income (expense)                                     (581,090)                 0                              (581,090)
                                                         -------------------------------------------------------------------
Net income (loss) before minority interest                 (771,157)           160,000                              (611,157)

Minority interest                                           (22,323)           280,000                               257,677
                                                       ---------------------------------------------------------------------
Net income (loss)                                      $   (793,480)      $    440,000       $          0       $   (353,480)
                                                       =====================================================================
Net income (loss) per share -
basic and diluted                                      $      (0.08)                                            $      (0.03)
                                                       =====================================================================

Weighted average common shares, basic and diluted        10,394,986                                               13,394,986



The unaudited pro forma statement of operations for the year ended January 31, 2003 reflects the acquisition by Kingdom Ventures, Inc. of American Association of Christian Counselors, Inc. on September 9, 2003 as if it had occurred on February 1, 2002. The unaudited pro forma statement of operations presented above should be read along with the consolidated financial statements filed on Form 10K-SB as of and for the year ended January 31, 2003 of Kingdom Ventures, Inc.

The pro forma financial data do not purport to represent what Kingdom Ventures, Inc.'s consolidated financial position or results of operations would actually have been if such transaction in fact had occurred on February 1, 2002 and are not necessarily representative of Kingdom Ventures, Inc.'s consolidated financial position or results of operations for any future period. Since the acquired entity was not under common control of management prior to its acquisition by Kingdom Ventures, Inc., the historical consolidated results may not be comparable to, or indicative of, future performance.